Symetra True Variable Annuity®

Supplement dated July 12, 2016
to Prospectus dated May 1, 2016 as supplemented

Effective September 15, 2016, Symetra will no longer offer the Vanguard VIF Money Market Portfolio in the True Variable Annuity and will automatically transfer any contract value remaining in the Vanguard VIF Money Market Portfolio on September 15, 2016 (“Transfer Date”).

You will need to transfer your contract value currently invested in the Vanguard VIF Money Market Portfolio to a new investment option offered under your contract. You will also need to provide us with updated investment instructions regarding any future purchase payments and systematic transfer strategies, previously directed to the Vanguard VIF Money Market Portfolio. On the Transfer Date, if we have not received transfer instructions from you, any money remaining in the sub-account invested in the Vanguard VIF Money Market Portfolio will be transferred automatically to the sub-account invested in the Fidelity VIP Government Money Market Portfolio. Until we receive new investment instructions from you, any purchase payments designated for the sub-account invested in the Vanguard VIF Money Market Portfolio will be directed to the sub-account invested in the Fidelity VIP Government Money Market Portfolio.